FIRST AMENDMENT TO NET LEASE AGREEMENT



      THIS AMENDMENT TO NET LEASE AGREEMENT, made and entered into effective as of the 9th day of July, 1999, by and between AEI Income & Growth Fund XXII Limited Partnership, a Minnesota limited partnership whose corporate general partner is AEI Fund Management XXI, Inc., a Minnesota corporation; whose principal business address is 1300 Minnesota World Trade Center, 30 East Seventh Street, St. Paul, Minnesota 55101 (hereinafter collectively referred to as "Lessor"), and RTM Alabama, Inc. (hereinafter referred to as "Lessee"), whose principal business address is 5995 Barfield Road, Atlanta, GA 30328;

                          WITNESSETH:

     WHEREAS, Lessor is the fee owner of a certain parcel of real property and improvements located at Homewood, Alabama and legally described in Exhibit "A", which is attached hereto and incorporated herein by reference; and

       WHEREAS, Lessee has constructed the building and improvements (together the "Building") on the real property described in Exhibit "A", which Building is described in the plans and specifications heretofore submitted to Lessor; and

      WHEREAS, Lessee and Lessor Fund XXII have entered into that certain Net Lease Agreement dated November 20, 1998 (the Lease) providing for the lease of said real property and Building (said real property and Building hereinafter referred to as the "Leased Premises"), from Lessor upon the terms and conditions therein provided in the Lease;


      NOW, THEREFORE, in consideration of the Rents, terms, covenants, conditions, and agreements hereinafter described to be paid, kept, and performed by Lessee, including the completion of the Building and other improvements constituting the Leased Premises, Lessee and Lessor do hereby agree to amend the Lease as follows:

1. Article 2(A) and (B) of the Lease shall henceforth read as follows:

ARTICLE 2.     TERM

      (A) The term of this Lease ("Term") shall be Twenty (20) consecutive "Lease Years", as hereinafter defined, commencing on the date hereof, plus the period commencing November 20, 1998 ("Occupancy Date") through the date hereof, with the contemplated initial term hereof ending on July 31, 2019.

     (B) The first full Lease Year shall commence on the date of this First Amendment and continue through July 31, 2000.

2.   Article 4(A) of the Lease shall henceforth read as follows:

ARTICLE 4.  RENT PAYMENTS

          (A) Annual Rent Payable for the first and second Lease Years: Lessee shall pay to Lessor an annual Base Rent of $87,134.64, which amount shall be payable in advance on the first day of each month in equal monthly installments of $7,261.22 to Fund
          XXII. If the first day of the first full Lease Year of the Lease Term is not the first day of a calendar month, then the monthly Rent payable for that partial month shall be a prorated portion of the equal monthly installment of Base Rent.

3. Article 35 is hereby deleted in its entirety; Lessor and Lessee agree that the referenced Development Financing Agreement is terminated in accordance with its terms. All other terms and conditions of the Lease shall remain in full force and effect.

4. Lessee has accepted delivery of the Leased Premises and has entered into occupancy thereof.

5. Lessee has fully inspected the Premises and found the same to be as required by the Lease, in good order and repair, and all conditions under the Lease to be performed by the Lessor have been satisfied.

6. As of this date, the Lessor is not in default under any of the terms, conditions, provisions or agreements of the Lease and the undersigned has no offsets, claims or defenses against the Lessor with respect to the Lease.

7. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, Lessor and Lessee have respectively signed and sealed this Lease as of the day and year first above written.

                     LESSEE:  RTM, Alabama, Inc.,

                                   By: /s/ Daniel T Collins
                                   Its: Vice President



Attest
/s/ J Russell Welch                By: /s/ Robert S. Stallings
Sr V.P. and Corp. Sec'y            Its: V.P.-Asst. Secretary
Print Name

Attest
/s/ Susan Gibbs
    Susan Gibbs
    Print Name


STATE OF GEORGIA)
                    )SS.
COUNTY OF FULTON)

      The foregoing instrument was acknowledged before me this 14 day of July 1999, by Daniel T Collins, and Robert S. Stallings as
Vice President and V.P.-Asst Secy of RTM, Alabama, Inc. on behalf of said company.

 /s/ Jacqueline M Stubbs           [notary seal]
     Notary Public


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                              LESSOR:   AEI INCOME & GROWTH FUND XXII
                                        LIMITED PARTNERSHIP

                              By:  AEI Fund Management XXI, Inc.
Attest
/s/ Barbara J Kochevar        By: /s/ Robert P Johnson
    Barbara J Kochevar                Robert P. Johnson, President
    Print Name


Attest
/s/ Kay Johnston
    Kay Johnston
    Print Name



STATE OF MINNESOTA  )
                                   )SS.
COUNTY OF RAMSEY    )

     The foregoing instrument was acknowledged before me the 15th day of July, 1999, by Robert P Johnson, the President of AEI Fund Management XXI, Inc., a Minnesota corporation, corporate general partner of AEI Income & Growth Fund XXII Limited Partnership, on behalf of said limited partnership.

                              /s/ Michael B Daugherty
                                  Notary Public


                              [notary seal]




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